UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                    ----------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2002 (November 25, 2002)



                          Altair Nanotechnologies Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Province of
       Ontario,
        Canada                   1-12497                     None
----------------------- -------------------------    ----------------------
   (State or other        (Commission File No.)          (IRS Employer
     jurisdiction                                      Identification No.)
  of incorporation)

                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
                         -------------------------------

          (Address of principal executive offices, including zip code)
          ------------------------------------------------------------

       Registrant's telephone number, including area code: (307) 587-8245


                            Altair International Inc.
                   -------------------------------------------
                   (Former Name, if Changed Since Last Report)

------------------------------------------------------------------------------

Item 5.  Other Events

     Altair Nanotechnologies Inc. (the "Company") is filing this Amendment No. 1 to Current Report on Form 8-K/A (this "Amendment") in order to file a Second Amended and Restated Note dated November 21, 2002 (the "Second Restated Note"), which supersedes and replaces the Amended and Restated Note dated November 21, 2002 (the "First Restated Note") filed as Exhibit 4.1 to the Company's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 27, 2002 (the "Form 8-K").

     In the Form 8-K, the Company reported that, on November 25, 2002, the Company, together with its consolidated subsidiaries, and Doral 18, LLC (the "Investor") entered into a Note Amendment Agreement dated November 21, 2002 (the "Amendment Agreement"), pursuant to which, among other things, (1) the principal amount of an existing $2,000,000 Secured Term Note (the "Note") was reduced from $2,000,000 to $1,400,000 in exchange for the Company's issuance of 1,500,000 common shares, and (2) the Note was amended to extend the maturity date from March 31, 2003 to March 31, 2004. In order to effect these and other amendments to the Note, the parties entered into the First Restated Note, which superseded the Note.

     The common shares of Altair are currently listed on the Nasdaq SmallCap Market. Rule 4350(i)(1)(D) promulgated by the NASD with respect to the Nasdaq SmallCap Market requires that an issuer whose securities are listed on the Nasdaq SmallCap Market obtain shareholder approval prior to entering into any agreement, or issuing any security, under which the total number of common shares of the Company issued could exceed 19.9% of the outstanding common shares outstanding immediately prior to the transaction (or the first in a series of related transactions). In order to ensure compliance with Rule 4350(i)(1)(D), Altair and the Investor included in the Amendment Agreement a provision prohibiting the exercise of conversion rights arising under the First Restated Note or any related warrants if, following such exercise, the total number of common shares of the Company issued in connection with the Restated Notes, all predecessor notes and all related warrants and agreements would exceed 19.9% of the outstanding common shares of the Company on December 15, 2000 (the date the first predecessor note was issued).

     The staff at Nasdaq notified the Company of its belief that inclusion of such provision in the Amendment Agreement, as opposed to the First Restated Note itself, was not sufficient to assure compliance with Rule 4350(i)(1)(D). Accordingly, in order to satisfy the concerns of the Nasdaq staff, the Company and the Investor have executed the Second Restated Note, a copy of which is filed as Exhibit 4.1 to this Amendment. The Second Restated Note is substantially identical to the First Restated Note, except that (i) it includes a new Section 6(R), which prohibits exercise of any conversion rights under the Second Restated Note if, following such exercise, the total number of common shares of the Company issued in connection with the Second Restated Note, all predecessor notes and all related warrants and agreements would exceed 19.9% of the outstanding common shares of the Company on December 15, 2000, and (ii) it includes a covenant on the part of the Company to submit the Second Restated Note and related transactions to its shareholders for approval at its next annual meeting (and provides that the Second Restated Note becomes callable if such transactions are not approved at such meeting).

     The foregoing descriptions do not purport to be complete and are qualified by reference to the text of the Form 8-K and the definitive agreements, notes and warrants filed as Exhibits hereto and to the Form 8-K filed with Securities and Exchange Commission on November 27, 2002.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.


  Exhibit No.                         Exhibit                            Incorporated by Reference/ Filed Herewith
----------------    ---------------------------------------------     ------------------------------------------------

      4.1           Second Amended and Restated Secured Term          Filed herewith.
                    Note dated November 21, 2002

      4.2           Warrant to Purchase Common Stock (Note            Incorporated by reference to the Current
                    Amendment Agreement                               Report on Form 8-K filed with the SEC on
                                                                      November 27, 2002, file no. 1-12497.

     10.1           Note Amendment Agreement dated November 21,       Incorporated by reference to the Current
                    2002                                              Report on Form 8-K filed with the SEC on
                                                                      November 27, 2002, file no. 1-12497.

     10.2           Registration Rights Agreement                     Incorporated by reference to the Current
                                                                      Report on Form 8-K filed with the SEC on
                                                                      November 27, 2002, file no. 1-12497.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.


                           Altair Nanotechnologies Inc.

  December 4, 2002         By:   /s/ Edward Dickinson
  -----------------        ----------------------------------------------
     Date                            Edward Dickinson, Chief Financial Officer